UBS PaineWebber Life Insurance Company
           Administrative Office: 601 6th Ave. Des Moines, Iowa 50309


                                                                 August 27, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re: UBS Life Insurance Company USA Separate Account
File Number: 811-7536
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on August 24, 2007, the AllianceBernstein Variable Products Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Gerianne J. Silva

Gerianne J. Silva

cc:  Fred Bellamy